UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

COLLEGIUM PHARMACEUTICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-37372	03-0416362
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Technology Center Drive
Suite 300
Stoughton, MA 02072
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 713-3699

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	COLL	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 9, 2024, Collegium Pharmaceutical, Inc. (the “Company”) announced that Joseph Ciaffoni will step down as the President and Chief Executive Officer of Collegium Pharmaceutical, Inc. (the “Company”) effective May 24, 2024. Accordingly, Mr. Ciaffoni will not stand for re-election as a member of the Board of Directors of the Company (the “Board”) at the Company’s upcoming Annual Meeting of Shareholders to be held on May 16, 2024 (the "Annual Meeting"). Immediately following the Annual Meeting, the Board will be reduced in size from nine to eight members. Mr. Ciaffoni’s departure will be treated as a termination without cause pursuant to the terms of Mr. Ciaffoni’s existing employment agreement with the Company.

On May 9, 2024, the Board approved the appointment of Michael Heffernan, the Company’s Chairman of the Board, to Interim President and Chief Executive Officer, effective May 24, 2024, to serve in such capacities until such time as a new Chief Executive Officer and President commences employment or such other date determined by the Board. In these capacities, Mr. Heffernan will serve as the Company’s principal executive officer. The Board has also initiated a search for a new President and Chief Executive Officer. In connection with Mr. Heffernan’s service as Interim President and Chief Executive Officer, Mr. Heffernan will receive a base salary at an annual rate of $291,666 (representing one-third of Mr. Ciaffoni’s current base salary).

There is no arrangement or understanding between Mr. Heffernan and any other person pursuant to which he was selected as an officer of the Company, and there is no family relationship between Mr. Heffernan and any of the Company’s other directors or executive officers. Mr. Heffernan’s biography can be found in the Company’s proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 5, 2024, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2024	Collegium Pharmaceutical, Inc.

	By:	/s/ Colleen Tupper
Name: Colleen Tupper
Title: Executive Vice President and Chief Financial Officer